SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                September 3, 2000


                                  FUNDTECH LTD.
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             (Exact Name of Registrant as Specified in its Charter)





    ISRAEL                         0-29634                    NOT APPLICABLE
----------------                 ------------             ----------------------
(State of Other                  (Commission                (I.R.S. Employer
Jurisdiction of                  File Number)             Identification Number)
Incorporation)



        12 HA'HILAZON STREET, RAMAT GAN, ISRAEL                52522
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        (Address of Principal Executive Offices)             (Zip Code)



                               011-972-3-575-2750
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




NY2:\960880\01\KLF401!.DOC\46984.0001

ITEM 5.  OTHER EVENTS

Filed herewith are additional pages from the 1999 Annual Report of Fundtech Ltd. (the "Company") that were not previously included in the Company's Form 10-K for the year ended December 31, 1999.

In addition, filed herewith is a copy of a press release of the Company dated September 4, 2000, announcing the Company's strategic initiatives aimed at enabling banks to play a key role in the growth of global e-commerce.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements of Businesses Acquired

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      Exhibits

99.1     Additional pages from the 1999 Annual Report of Fundtech Ltd.

99.2     Press Release, dated September 4, 2000.











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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  September 6, 2000


                                       FUNDTECH LTD.

                                       By: /s/ Reuven Ben-Menachem
                                           ------------------------------------
                                           Name: Reuven Ben-Menachem
                                           Title: Chairman of the Board,
                                                  President and
                                                  Chief Executive Officer













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
                                  EXHIBIT INDEX
                                  -------------


Exhibit No.                                Description
-----------                                -----------

  99.1            Additional pages from the 1999 Annual Report of Fundtech Ltd.

  99.2            Press Release, dated September 4, 2000.












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